PLEDGE AGREEMENT

PLEDGE AGREEMENT, dated as of March 13, 2003 between AMSOUTH BANK (the "Bank") and CHYRON CORPORATION (the "Pledgor").

WHEREAS, AMSOUTH INVESTOR SERVICES, INC. (the "Securities Intermediary") maintains a securities account, account No. 010-794-627, on behalf of and in the name of the Pledgor (the "Securities Account"); and

WHEREAS, the Pledgor is the owner of certain readily marketable shares of stock, readily marketable indebtedness and cash and cash equivalents contained in the Securities Account; and

WHEREAS, the Bank has made and from time to time may make loans or otherwise extend credit to the Pledgor or to other third parties guaranteed by the Pledgor and in connection therewith Pledgor hereby pledges and grants to the Bank a security interest in the Collateral described below; and

WHEREAS, the Bank, the Pledgor and the Securities Intermediary will enter into an agreement (the "Control Agreement") for the purpose of perfecting the security interest granted by the Pledgor to the Bank as contemplated by this Agreement; and

WHEREAS, each of the parties hereto desires to take such other actions as may be necessary or desirable so that the Bank will have a first priority perfected security interest in the Collateral.

NOW THEREFORE, in consideration of the premises contained herein the parties hereto hereby agree as follows:

    As security for each and every liability, direct or contingent, joint, several, or independent of the Pledgor, or guaranteed by the Pledgor, now or hereafter existing, due or to become due to, or held or to be held by, the Bank, whether created directly or acquired by assignment or otherwise (herein collectively called the "Liabilities;" which term shall also include all expenses, including without limitation, reasonable attorneys' fees, incurred by the Bank in enforcing or collecting any of the Liabilities), in addition to any collateral security in which the Bank has previously been or hereafter is granted a security interest, the Pledgor hereby pledges and assigns to the Bank and grants to the Bank a security interest in, the following property owned by the Pledgor (collectively referred to herein as the "Collateral"):

    (i) the Securities Account;

    (ii) any and all free credit balance or other money, now or hereafter credited to, or owing from the Securities Intermediary to the Pledgor in respect of the Securities Account;

    (iii) any and all money, securities (certificated or uncertificated), security entitlements, commodity contracts, instruments, documents, general intangibles, financial assets and/or other investment property, identified and/ or associated with, and/or contained in and/or distributed from the Securities Account;

    (iv) all books and records relating to any of the foregoing and/or the Securities Account;

    (v) all the proceeds of the sale, exchange, redemption or exercise of any of the foregoing thereof, including, but not limited to, any dividend, interest payment or other distribution of cash or property in respect thereof; and

    (vi) any rights incidental to the ownership of any of the foregoing, such as voting, conversion and registration rights and rights of recovery for violations of applicable securities laws.

    The Pledgor may with the prior consent of the Bank (to be exercised in its sole and absolute discretion) in each instance substitute for any Collateral other marketable securities of like kind and equivalent value and quality (in the sole determination of the Bank) to the Collateral for which substitution is being made. All additional and/or substituted securities shall be accompanied by proper instruments of assignment and/or stock and/or bond powers executed by the Pledgor in accordance with the instructions of the Bank. Collateral released by the Bank shall be redelivered to the Pledgor or transferred to the Pledgor's unpledged account by the Bank and be accompanied by proper instruments of reassignment and/or stock and/or bond powers (as appropriate) executed by the Bank (or its nominee) in favor of the Pledgor or as the Pledgor shall direct, all at the expense of the Pledgor and without recourse to or warranty by the Bank or any nominee.

    (a) The Bank shall have the right, at any time and from time to time, without notice, to (i) transfer into its own name or that of its nominee any of the Collateral (provided the Bank shall not have the right to exercise voting rights with respect to Collateral prior to an Event of Default); (ii) notify any obligor on any of the Collateral to make payment to the Bank of any amounts due thereon, and/or (iii) take control of any proceeds of any of the Collateral. Furthermore, any and all stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any issuer thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any such issuer may be a party or otherwise, and any and all cash and other property received in payment of the principal of or in redemption of or in exchange for any Collateral (whether at maturity, upon call for redemption or otherwise), shall be and become part of the Collateral and, if received by the Pledgor, shall forthwith be delivered to the Bank or its designated agent (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by the Pledgor in accordance with the Bank's instructions) to be held subject to the terms of this Agreement.

    (b) Upon the occurrence and during the continuance of an Event of Default (as hereinafter defined) or any event which with the giving of notice or the lapse of time or both would constitute an Event of Default, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to this Agreement and/or to receive the dividends and interest payments which it is authorized to receive and retain pursuant to this Agreement shall cease, and all such rights shall thereupon become vested in the Bank which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and/or to receive and retain the dividends and/or interest payments which the Pledgor would otherwise be authorized to retain pursuant to this Agreement. Any and all money and other property paid over to or received by the Bank pursuant to the provisions of this subsection shall be retained by the Bank as additional collateral hereunder and be applied in accordance with the provisions hereof.

    Each of the following events (each an "Event of Default") shall constitute an event of default hereunder.

    (a) The failure of Pledgor or any other party liable thereon to pay when due any of the Liabilities;

    (b) Any representation or warranty made by the Pledgor in this Agreement or in any certificate, agreement, instrument or statement contemplated hereby or made or delivered pursuant hereto or in connection herewith or any Liability shall prove to be incorrect in any material respect;

    (c) The Pledgor or any other person obligated in connection with the Liabilities shall (i) fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other agreement with the Bank on its part to be performed or observed or any other agreement with any other third party, or (ii) an "Event of Default" shall have occurred under and as defined in that certain loan agreement dated as of March 29, 1999 between the Pledgor and the Bank (as them same has been, or may hereafter be, amended, modified, supplemented or replaced from time to time), or (iii) be in default under any other document, instrument or agreement with the Bank or any other third party;

    (d) This Agreement shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Pledgor or any member of the Pledgor, or the Pledgor shall deny that it has any or further liability or obligation hereunder;

    (f) If the Bank determines in its reasonable discretion that the Collateral threatens to decline speedily in value; or

    (g) The Bank for any reason deems itself insecure.

    (a) If an Event of Default shall have occurred and be continuing, then in addition to exercising any rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New York (such Uniform Commercial Code as it may be amended, supplemented, replaced, or modified form time to time, is referred to herein as the "Code"), and in addition to exercising any rights and remedies set forth in any agreement heretofore or hereafter made by the Pledgor with the Bank, the Bank shall have the right from time to time, without advertisement or demand upon or notice to the Pledgor or others or right of redemption except as shall be required by applicable statute and cannot be waived, at its option to sell, re-sell, assign, transfer and deliver all or any part of the Collateral at any brokers' board or exchange or at public or private sale, for cash or on credit or for future delivery, and in connection therewith may grant options and may impose reasonable conditions such as requiring any purchaser of any stock so sold to represent that such stock is purchased for investment purposes only. Upon each such sale the Bank, unless prohibited by provision of any applicable statute which may not be waived, may purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Pledgor.

    (b) In case of any sale by the Bank of any of the Collateral on credit or for future delivery, the property sold may be retained by the Bank until the selling price is paid by the purchaser, but the Bank shall incur no liability in case of failure of the purchaser to take up and pay for the property so sold. In case of any such failure, the property so sold may be again similarly sold.

    (c) After deducting all costs and/or expenses of every kind, the Bank may apply the residue of the proceeds of any sale or sales to pay any or all of such Liabilities, whether then due or not, making proper rebate for interest on Liabilities not then due.

    Neither the Bank, nor any director, officer or employee of the Bank, shall be liable to the Pledgor for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct; nor shall the Bank be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto or in connection herewith. The Bank shall be entitled to rely on any communications, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons. The Pledgor agrees to indemnify and hold harmless the Bank, and/or agents of the Bank, from and against any and all liability incurred by the Bank (or such agent) hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of the Bank or such agent.

    The Pledgor hereby appoints the Bank the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which it may deem necessary or advisable to accomplish the purpose hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Bank shall have the right and power at any time (whether before or after any of such Liabilities of the Pledgor become due and payable as provided in any agreement of the Pledgor with the Bank), whenever deemed necessary or desirable by the Bank, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer of any of all of the Collateral and to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof and to give full discharge for the same, by signing the name of the Pledgor alone or by signing as attorney in fact of the Pledgor.

    The Bank shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any of the Collateral, nor for informing the Pledgor with respect to any thereof (whether or not the Bank has, or is deemed to have, knowledge); and the Bank shall not be required to take any action with respect to any thereof, provided that the Bank shall endeavor to take such action as may be requested or authorized by the Pledgor if the Bank determines in its sole discretion, that such action will not adversely affect the value as collateral of the Collateral in question and the relative request or authorization is made in writing and is received by the Bank in due time.

    The Bank shall not be bound to take any steps necessary to preserve any rights in any of the Collateral against prior parties who may be liable in connection therewith, and the Pledgor hereby agrees to take such steps. The Bank may nevertheless at any time (a) take any action it may deem appropriate for the care or preservation of such property or of any rights of the Pledgor or the Bank therein, (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any Collateral, (c) compromise and settle with any person liable on such property, and/or (d) extend the time of payment or otherwise change the terms of the Liabilities, as to any party liable thereon, all without notice to, without incurring responsibility to, and without affecting any of the Liabilities or any obligations of the Pledgor hereunder.

    The Pledgor shall pay to the Bank all costs and expenses, including filing fees and attorneys' fees, incurred by the Bank in connection with the custody, care, preservation or collection of the Collateral or in seeking to enforce any of the Liabilities or obligations of the Pledgor hereunder.

    This Agreement is binding upon the Pledgor and the executors, administrators, successors and assigns of the Pledgor. If the Pledgor is more than one, the term "Pledgor" herein shall mean the Pledgor or any one or more of them.

    The Pledgor waives notice of acceptance of this Agreement and notice of any liability to which it may apply, and waives presentment, notice of payment, protest, notice of dishonor or nonpayment of any Liabilities, or of any suit or the taking of other action by the Bank against, and any other notice to, any party liable thereon.

    None of the terms or conditions of this Agreement may be changed, waived, modified or varied in any manner whatever unless in a writing duly signed on behalf of the Bank; and each such waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the Bank or the obligations of the Pledgor to the Bank in any other respect at any other time.

    No invalidity, irregularity or unenforceability of the Liabilities hereby secured shall affect, impair or be a defense to any agreement herein contained. In the event that the Pledgor is a partnership or limited liability company, this Agreement shall continue in effect and apply to all Liabilities of the Pledgor and successor partnership(s), or limited liability company(ies), as the case may be, from time to time incurred or accruing before or after any dissolution, termination or changes in personnel of the Pledgor and/or any successor partnership(s), or limited liability company(ies), as the case may be.

    The Pledgor represents and warrants that: (i) the Pledgor is the sole owner of the Collateral, (ii) the Pledgor has not created and is not aware of any security interest, lien or encumbrance on or affecting the Collateral other than that created hereby, and (iii) the transfer of the Collateral does not result in the insolvency of the Pledgor.

    This Agreement and the rights and obligations of the Bank and of the Pledgor shall be governed by and construed in accordance with the laws of the State of New York. Unless otherwise defined herein or unless the context clearly indicates otherwise, all terms used herein that are defined under the Code shall have their respective meanings under such Code.

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IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their proper and duly authorized officer as of the day and year first above written.

CHYRON CORPORATION

/s/ Michael Wellesley-Wesley

Name: Michael Wellesley-Wesley

Title: Chief Executive Officer

AMSOUTH BANK

/s/ Barry S. Renow

Name: Barry S. Renow

Title: Attorney-in-Fact

ATTACHMENT TO

UCC FINANCING STATEMENT OF

CHYRON CORPORATION (the "DEBTOR")

IN FAVOR OF AMSOUTH BANK

SCHEDULE OF COLLATERAL

(i) securities account No. 010-794-627 in the name of the Debtor (the "Securities Account") maintained with AMSOUTH INVESTOR SERVICES, INC. (the "Securities Intermediary"); and

(ii) any and all free credit balance or other money, now or hereafter credited to, or owing from the Securities Intermediary to the Pledgor in respect of the Securities Account;

(iii) any and all money, securities (certificated or uncertificated), security entitlements, commodity contracts, instruments, documents, general intangibles, financial assets and/or other investment property, identified and/ or associated with, and/or contained in and/or distributed from the Securities Account;

(iv) all books and records relating to any of the foregoing and/or the Securities Account;

(v) all the proceeds of the sale, exchange, redemption or exercise of any of the foregoing thereof, including, but not limited to, any dividend, interest payment or other distribution of cash or property in respect thereof; and

(vi) any rights incidental to the ownership of any of the foregoing, such as voting, conversion and registration rights and rights of recovery for violations of applicable securities laws.